BC Registry Services
BRITISH COLUMBIA

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

**CERTIFIED COPY**
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

# Notice of Articles

*BUSINESS CORPORATIONS ACT*

*This Notice of Articles was issued by the Registrar on: December 8, 2021 01:53 PM Pacific Time*

*Incorporation Number:* **BC0446713**

*Recognition Date:* *Incorporated on May 11, 1993*

## NOTICE OF ARTICLES

**Name of Company:**

LION COPPER AND GOLD CORP.

### REGISTERED OFFICE INFORMATION

**Mailing Address:**
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

**Delivery Address:**
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

### RECORDS OFFICE INFORMATION

**Mailing Address:**
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

**Delivery Address:**
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

## DIRECTOR INFORMATION

**Last Name, First Name, Middle Name:**
Naugle, Charles Travis

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 23768 SHOOTING STAR DRIVE<br>GOLDEN CO 80401<br>UNITED STATES | 23768 SHOOTING STAR DRIVE<br>GOLDEN CO 80401<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Pressello, Thomas

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| #10A - 1568 WEST 12TH AVENUE<br>VANCOUVER BC V6J 2E1<br>CANADA | #10A - 1568 WEST 12TH AVENUE<br>VANCOUVER BC V6J 2E1<br>CANADA |

**Last Name, First Name, Middle Name:**
Alford, Tony

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 7040 INTERLAKEN DR.<br>KERNERSVILLE NC 27285<br>UNITED STATES | 7040 INTERLAKEN DR.<br>KERNERSVILLE NC 27285<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
PATTON, THOMAS C.

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 1200-750 WEST PENDER STREET<br>VANCOUVER BC V6C 2T8<br>CANADA | 1200-750 WEST PENDER STREET<br>VANCOUVER BC V6C 2T8<br>CANADA |

**Last Name, First Name, Middle Name:**
Goodman, Stephen

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 1200-750 WEST PENDER STREET<br>VANCOUVER BC V6C 2T8<br>CANADA | 1200-750 WEST PENDER STREET<br>VANCOUVER BC V6C 2T8<br>CANADA |

## AUTHORIZED SHARE STRUCTURE

| | | | |
|---|---|---|---|
| 1. | No Maximum | COMMON Shares | Without Par Value<br><br>Without Special Rights or Restrictions attached |